EXHIBIT 10(n) – FIRST AMENDMENT TO THE BRIDGE CREDIT AGREEMENT

BEMIS COMPANY, INC. AND SUBSIDIARIES
FIRST AMENDMENT

             THIS FIRST AMENDMENT dated as of August 7, 2001 (this “Amendment”) amends the Bridge Credit Agreement dated as of January 12, 2001 (the “Credit Agreement”) among BEMIS COMPANY, INC., various financial institutions and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.  Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

             WHEREAS, the Borrower, the Banks and the Administrative Agent have entered into the Credit Agreement; and

             WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

             NOW, THEREFORE, the parties hereto agree as follows:

             SECTION 1  Amendments.  Subject to the effectiveness hereof pursuant to Section 3, the Credit Agreement is amended as follows:

1.1 Addition of New Definition. the following new definition is added to Section 1.1 in appropriate alphabetical order:

“2001 Senior Notes” means the senior notes issued by the Borrower in the third quarter of 2001 in an amount not exceeding $250,000,000.

             1.2  Amendment of Definition of Reduction Event.  Clause (c) of the definition of “Reduction Event” is amended by (a) deleting the word “or” at the end of clause (iii) and inserting a comma in its place, (b) adding the word “or” at the end of clause (iv) and (c) inserting the following new clause (v): “(v) the 2001 Senior Notes”.

             SECTION 2  Representations and Warranties.  The Borrower represents and warrants to the Banks and the Agent that (a) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct as of the date hereof, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery hereof by the Borrower and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby (as so amended, the “Amended Credit Agreement”), (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all necessary action on the part of the Borrower, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (x) any provision of applicable law or the certificate of incorporation or by-laws or other organizational documents of the Borrower or (y) any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower and (c) the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

             SECTION 3  Effectiveness.  The amendments set forth in Section 1 above shall become effective when the Administrative Agent shall have received (by facimile or otherwise) counterparts of this Amendment executed by the Company and the Required Banks.

             SECTION 4  Miscellaneous.

             4.1  Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

             4.2  Expenses.  The Borrower agrees to pay all reasonable expenses of the Administrative Agent, including reasonable fees and charges of special counsel to the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.

             4.3  Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

             4.4  Successors and Assigns.  This Amendment shall be binding upon the Borrower, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Administrative Agent and the respective successors and assigns of the Banks and the Administrative Agent.

             IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BEMIS COMPANY, INC.

By:

Title:

MORGAN GUARANTY TRUST COMPANY OF NEW
YORK, as Administrative Agent

By:

Title:

BANK ONE, NA (Main Office Chicago)

By:

Title:

WACHOVIA BANK, N.A.

By:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Title:

By:

Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Title:

BBL INTERNATIONAL (U.K.) LIMITED

By:

Title:

By:

Title: